================================================================================


                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                              --------------------

                              THE BANK OF NEW YORK
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)


           New York                                             13-5160382
--------------------------                                 -------------------
(State of incorporation if                                  (I.R.S. employer
 not a U.S. national bank)                                 identification no.)


     48 Wall Street, New York, N.Y.                              10286
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip code)

                              --------------------

                              THE HOLT GROUP, INC.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


            Delaware                                              23-2932358
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)


           701 North Broadway
      Gloucester City, New Jersey                                 08030
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip code)

                              --------------------

                            Holt Cargo Systems, Inc.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


            Delaware                                             23-1664146
--------------------------------                             -------------------
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)


           701 North Broadway
      Gloucester City, New Jersey                                 08030
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip code)

                              --------------------

                    Holt Hauling and Warehousing System, Inc.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


          Pennsylvania                                           22-1646716
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)


           701 North Broadway
      Gloucester City, New Jersey                                 08030
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip code)

                              --------------------

                          Murphy Marine Services, Inc.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


            Delaware                                             51-0355907
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)


           701 North Broadway
      Gloucester City, New Jersey                                 08030
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip code)

                              --------------------

                           Wilmington Stevedores, Inc.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


            Delaware                                             51-0123806
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)


           701 North Broadway
      Gloucester City, New Jersey                                 08030
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip code)

                              --------------------

                                    NPR, Inc.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


            Delaware                                             22-3357134
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)


            212 Fernwood Ave.
           Edison, New Jersey                                         08837
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip code)

                              --------------------

                         NPR-Navieras Receivables, Inc.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


            Delaware                                             22-3357120
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)


           212 Fernwood Ave.
          Edison, New Jersey                                         08837
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip code)

                              --------------------

                             NPR Holding Corporation
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


            Delaware                                              22-3351317
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)


           212 Fernwood Ave.
          Edison, New Jersey                                         08837
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip code)

                              --------------------

                                 NPR, S.A., INC.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


            Delaware
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)


           212 Fernwood Ave.
          Edison, New Jersey                                         08837
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip code)


                              --------------------

                          9-3/4% Senior Notes due 2006
                       -----------------------------------
                       (Title of the indenture securities)


==============================================================================

1. General information. Furnish the following information as to the Trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                                    Address
--------------------------------------------------------------------------------
   Superintendent of Banks of the State of      2 Rector Street, New York,
   New York                                     N.Y.  10006, and Albany, N.Y.
                                                12203

   Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                N.Y.  10045

   Federal Deposit Insurance Corporation        Washington, D.C.  20429

   New York Clearing House Association          New York, New York   10005

   (b) Whether it is authorized to exercise corporate trust powers.

   Yes.

2. Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

   None.

16. List of Exhibits.

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

   1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

   4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

   6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

   7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of April, 1998.


                                                  THE BANK OF NEW YORK



                                                  By: /s/ JAMES W.P. HALL
                                                      --------------------------
                                                      Name:  JAMES W.P. HALL
                                                      Title: VICE PRESIDENT

                                   EXHIBIT 7

-------------------------------------------------------------------------------

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
                                                                  in Thousands
                                                                 --------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin ............ $ 5,004,638
  Interest-bearing balances .....................................   1,271,514
Securities:
  Held-to-maturity securities ...................................   1,105,782
  Available-for-sale securities .................................   3,164,271
Federal funds sold and Securities purchased under agreements
  to resell .....................................................   5,723,829
Loans and lease financing receivables:
  Loans and leases, net of unearned income ........... 34,916,196
  LESS: Allowance for loan and lease losses ..........    581,177
  LESS: Allocated transfer risk reserve ..............        429
  Loans and leases, net of unearned income, allowance, and
    reserve .....................................................   34,334,590
Assets held in trading accounts .................................    2,035,284
Premises and fixed assets (including capitalized leases) ........      671,664
Other real estate owned .........................................       13,306
Investments in unconsolidated subsidiaries and associated
  companies .....................................................      210,685
Customers' liability to this bank on acceptances outstanding ....    1,463,446
Intangible assets ...............................................      753,190
Other assets ....................................................    1,784,796
                                                                   -----------
Total assets ....................................................  $57,536,995
                                                                   ===========
LIABILITIES
Deposits:
  In domestic offices ...........................................  $27,270,824
  Noninterest-bearing ................................ 12,160,977
  Interest-bearing ................................... 15,109,847
  In foreign offices, Edge and Agreement subsidiaries, and IBFs..   14,687,806
  Noninterest-bearing ................................    657,479
  Interest-bearing ................................... 14,030,327
Federal funds purchased and Securities sold under agreements
  to repurchase..................................................   1,946,099
Demand notes issued to the U.S. Treasury.........................     283,793
Trading liabilities..............................................   1,553,539
Other borrowed money:
  With remaining maturity of one year or less....................   2,245,014
  With remaining maturity of more than one year through
    three years..................................................           0
  With remaining maturity of more than three years...............      45,664
Bank's liability on acceptances executed and outstanding.........   1,473,588
Subordinated notes and debentures................................   1,018,940
Other liabilities................................................   2,193,031
                                                                  -----------
Total liabilities................................................  52,718,298
                                                                  -----------

EQUITY CAPITAL
Common stock.....................................................   1,135,284
Surplus..........................................................     731,319
Undivided profits and capital reserves...........................   2,943,008
Net unrealized holding gains (losses) on available-for-sale
  securities.....................................................      25,428
Cumulative foreign currency translation adjustments..............     (16,342)
                                                                  -----------
Total equity capital.............................................   4,818,697
                                                                  -----------
Total liabilities and equity capital............................. $57,536,995
                                                                  ===========


  I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman


  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

        J. Carter Bacot      }
        Thomas A. Renyi      }  Directors
        Alan R. Griffith     }

-------------------------------------------------------------------------------